Exhibit 10.6

AMENDED AND RESTATED
PLEDGE AGREEMENT
(Alterra Healthcare Corporation)

      This Amended and Restated Pledge Agreement (this “Agreement”) is made as of July ___, 2003, between ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (“Pledgor”), and OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, for itself and as collateral agent for Omega (Kansas), Inc., a Kansas corporation (for itself and as collateral agent for Omega (Kansas), Inc., “Creditor”).

STATEMENT OF FACTS

A.        Pledgor is the owner of 100% of the outstanding equity interests in AHC Properties, Inc., a Delaware corporation (the “Lessee”).

B.        Lessee and Omega Healthcare Investors, Inc. are parties to a Master Lease dated as of June 14, 1999, amended by a Forbearance Agreement and Amendment to Master Leases dated as of January 31, 2002, and a Second Amendment to Master Lease dated of even date herewith (as amended through and including the date of this Agreement, and as it may hereafter be amended, the “Master Lease”), pursuant to which Omega Healthcare Investors, Inc. is leasing certain assisted living facilities to AHC.

C.        Lessee and Omega (Kansas), Inc. (“Omega-Kansas”), a wholly-owned subsidiary of Omega Healthcare Investors, Inc., are parties to a Kansas Master Lease dated as of June 14, 1999, amended by a Forbearance Agreement and Amendment to Master Leases dated as of January 31, 2002, and a Second Amendment to Master Lease dated of even date herewith (as amended through and including the date of this Agreement, and as it may hereafter be amended, the “Kansas Master Lease”), pursuant to which Omega-Kansas is leasing an assisted living facility located in Kansas to AHC. The Master Lease and the Kansas Master Lease are referred to together in this Agreement as the “Master Leases”.

D.        Effective June 14, 1999, Pledgor executed a Lease Guaranty (the “Original Lease Guaranty”) in favor of Omega Healthcare Investors, Inc. and Omega-Kansas, pursuant to which, among other things, Pledgor guaranteed the obligations of AHC under the Master Leases and the other Transaction Documents (as that term is defined in the Master Leases). The Original Lease Guaranty, and AHC's obligations under the Master Leases and the other Transaction Documents, were secured by a Pledge Agreement dated June 14, 1999 (the “Original Pledge Agreement”).

E.        On January 22, 2003, Pledgor filed a chapter 11 petition for reorganization relief in the United States Bankruptcy Court, District of Delaware (the “Court”), bearing Case No. 03-10254 (MFW) (the “Case”). As of the date of this Agreement, AHC has not filed for bankruptcy.

F.        On January 24, 2003, the Court entered interim orders (the “Interim Orders”) granting Pledgor certain rights, to which Creditor filed an Objection (the “Objection”), together with a Motion for Adequate Protection (the “Motion for Adequate Protection”).

G.        Omega Healthcare Investors, Inc., Omega-Kansas, AHC, Pledgor and certain other interested parties agreed to resolve the Objection and the Motion for Adequate Protection pursuant to the entry of a stipulated order, which was entered by the Court on March 18, 2003.

H.        Omega Healthcare Investors, Inc., Omega-Kansas, AHC and Pledgor have resolved certain other disputes among them pursuant to a Settlement Agreement dated June 4, 2003 (the “Settlement Agreement”). The execution, delivery and performance of the Settlement Agreement by Pledgor was approved by the Court pursuant to an order (the “Order”) which was entered by the Court on June 23, 2003, and became a Final Order (as defined in the Settlement Agreement) on or before July 7, 2003. Pursuant to the Settlement Agreement, Pledgor has on this day executed and delivered to Omega Healthcare Investors, Inc. and Omega-Kansas an Amended and Restated Lease Guaranty (the “Guaranty”). The Settlement Agreement also provides that the Debtor will amend and restate the Original Pledge Agreement, as set forth herein.

The parties therefore agree as follows:

1.        Pledge; Grant of Security Interest. Pledgor hereby grants to Creditor a security interest, on the following terms and subject to the following conditions, in:

(a)     all Pledgor's right, title and interest in the Lessee (the “Pledged Securities”);

(b)     any equity securities issued by Lessee and any options, warrants or rights to acquire such securities, owned or acquired by Pledgor, directly or indirectly, now or at any time in the future;

(c)     any securities or other property issued or distributed to Pledgor with respect to any securities described in clauses (a) or (b) above as a dividend or distribution or as a result of any amendment of the certificate of incorporation or other charter documents, merger, consolidation, re-designation, reclassification, purchase or sale of assets, dissolution, or plan of arrangement, compromise or reorganization of the issuer thereof;

(d)     any rights incidental to the ownership of any of the securities described in clauses (a), (b) or (c) above, such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws; and

(e)     the proceeds of the exercise, redemption, sale or exchange of any of the foregoing, or any dividend, interest payment or other distribution of cash or property in respect thereof.

      All of the foregoing may be referred to herein as the “Pledged Collateral”.

2.     Secured Obligations. The security interest described in section 1 of this Agreement secures the (i) prompt and full payment when due (and not merely the ultimate collectibility) of all sums payable by Lessee to Omega Healthcare Investors, Inc. and Omega-Kansas pursuant to the Master Leases, (ii) the prompt and full performance of all obligations of the Lessee and Pledgor under the Transaction Documents, and (iii) all of Pledgor's obligations under the Guaranty (collectively, the “Secured Obligations”). Pledgor has entered into this Agreement subsequent to the commencement of the Case and the obligations of Pledgor under this Agreement constitute post-petition obligations of Pledgor.  The Court has approved the entry by Pledgor into this Agreement pursuant to the Order.

3.       Delivery. (a) Before, or at the same time as the Pledgor has executed and delivered this Agreement to Creditor, Pledgor has delivered to Creditor a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

(b)         If, at any time, Pledgor obtains possession of any certificate or instrument constituting or representing any of the Pledged Collateral (other than interest and cash dividends), Pledgor shall deliver such certificate or instrument to Creditor forthwith duly endorsed in blank without restriction or with a fully executed Assignment in Blank (substantially in the form of Exhibit A hereto) and with all necessary transfer tax stamps affixed.

(c)         If no Event of Default (as defined in Section 10 below) has occurred and is continuing, Pledgor may retain for its own use and shall not be required to deliver to Creditor any interest payments on or any cash dividends or other cash distributions that are a part of the Pledged Collateral. If an Event of Default has occurred and is continuing, then all such interest, dividends and cash distributions shall be delivered to the Creditor for application by Creditor toward payment of the Secured Obligations as Creditor may determine.

(d)         If any of the Pledged Collateral is uncertificated securities, the Pledgor shall either (a) procure the issuance of security certificates to represent such Pledged Collateral and endorse and deliver such certificates as required by paragraph (b) of this Section 3, or (b) cause the issuer thereof to register Creditor as the registered owner of such securities, or (c) cause the issuer thereof to enter into an agreement, in form and substance satisfactory to Creditor, among Creditor, the registered owner of such security, and the issuer to the effect that the issuer will comply with instructions originated by Creditor without further consent by the registered owner.

(e)         Pledgor hereby irrevocably authorizes Creditor, at any time and from time to time, pursuant to the provisions of this Agreement, to take any and all actions Creditor may reasonably determine to be necessary to assure that the security interests granted hereby are and remain perfected, including without limitation, filing financing statements, continuation statements and amendments thereto that describe the Pledged Collateral as set forth in this Agreement and which contain any other information required for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether that Pledgor is an organization, the type of organization and any organization identification number(s) issued to the Pledgor. Pledgor agrees to furnish any such information to Creditor promptly upon request. Any such financing statements, continuation statements or amendments may be signed by Creditor on behalf of Pledgor, and may be filed at any time in any jurisdiction deemed appropriate by Creditor. Without limiting the forgoing, at Pledgor's expense, Pledgor shall deliver to Creditor such financing statements, continuation statements, conveyances, certificates, legal opinions or other instruments as Creditor may at any time request or require to protect, assure or enforce its interests, rights and remedies under this Agreement.

4.       Voting Rights. If no Event of Default has occurred or is continuing, the Pledged Collateral will be registered in the name of Pledgor, and Pledgor may exercise any voting or consensual rights that Pledgor may have as the owner of the Pledged Collateral for any purpose which is not inconsistent with this Agreement. Pledgor shall deliver to Creditor copies of all notices, proxy statements, proxies and other information or instruments in its possession concerning such exercise and advise Creditor of how Pledgor will exercise such rights at least five (5) days before any meeting or mailing any ballot or consent and shall not exercise any such right if, in the judgment of Creditor, such exercise would have a material adverse effect on the value of the Pledged Collateral or would result in a violation of any of the terms of the Transaction Documents. If an Event of Default has occurred and is continuing, Creditor may exercise all voting or consensual rights of the owners of any of the Pledged Collateral and Pledgor shall deliver to Creditor all notices, proxy statements, proxies and other information and instruments relating to the exercise of such rights received by Pledgor from the issuers of any of the Pledged Collateral promptly upon receipt thereof and shall at the request of Creditor execute and deliver to Creditor any proxies or other instruments which are, in the judgment of Creditor, necessary for Creditor to validly exercise such voting and consensual rights.

5.      Duty of Creditor. The duty of the Creditor with respect to the Pledged Collateral shall be solely to use reasonable care in the physical custody thereof, and the Creditor shall not be under any obligation to take any action with respect to any of the Pledged Collateral or to preserve rights against prior parties. The powers conferred on Creditor hereunder are solely to protect its interest in the Pledged Collateral and do not impose any duty upon it to exercise any such powers. Pledgor is not looking to the Creditor to provide Pledgor with investment advice. Creditor shall have no duty to ascertain or take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters concerning any Pledged Collateral, whether or not Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve any rights pertaining to any Pledged Collateral.

6.       Subsequent Changes Affecting Pledged Collateral. Pledgor acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, conversions, subscriptions, exchanges, reorganizations, dividends, tender offers, mergers, consolidations and shareholder or other meetings) and Pledgor agrees that Creditor has no responsibility to inform Pledgor of such matters or to take any action with respect thereto even if any of the Pledged Collateral has been registered in the name of Creditor or its agent or nominee.

7.      Return of Pledged Collateral. The security interest granted to Creditor hereunder shall not terminate and Creditor shall not be required to return the Pledged Collateral to Pledgor unless and until (a) the Secured Obligations have been fully paid or performed, (b) all of Pledgor's obligations hereunder have been fully paid or performed, and (c) Pledgor has reimbursed Creditor for any expenses of returning the Pledged Collateral and filing such termination statements and other instruments as are required to be filed in public offices under applicable laws.

8.      Representations and Warranties. Pledgor hereby represents and warrants to Creditor as follows:

(a)      Enforceability. This Agreement has been duly executed and delivered by Pledgor, constitutes its valid and legally binding obligation and is enforceable against Pledgor in accordance with its terms. Pledgor has the legal capacity to enter into and perform all of its obligations and agreements under this Agreement. No consent or approval for the entry into and performance by Pledgor of its obligations and agreements under this Agreement is necessary.

(b)     No Conflict. The execution, delivery and performance of this Agreement, the grant of the security interest in the Pledged Collateral hereunder and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, (a) violate any material law applicable to Pledgor; (b) violate any judgment, writ, injunction or order of any court or governmental body or officer applicable to Pledgor; (c) violate or result in the breach of any material agreement to which Pledgor is a party or by which any of its properties, including the Pledged Collateral, is bound; nor (d) violate any restriction on the transfer of any of the Pledged Collateral. Pledgor has the full and unrestricted right to pledge, assign and create a security interest in the Pledged Collateral as described in and contemplated by this Agreement. The execution, delivery and performance of this Agreement by Pledgor will not affect or in any way impair the Pledged Collateral or Pledgor's or Creditor's rights or interests therein.

(c)     No Consents. No consent, approval, license, permit or other authorization of any third party or any governmental body or officer is required for the valid and lawful execution and delivery of this Agreement, the valid and lawful creation and perfection of the Creditor's security interest in the Pledged Collateral or the valid and lawful exercise by Creditor of remedies available to it under this Agreement or applicable law or of the voting and other rights granted to it in this Agreement except as may be required for the offer or sale of those items of Pledged Collateral which are securities under applicable securities laws.

(d)     Organization. Lessee is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Pledged Securities are all of the issued and outstanding securities issued by the Lessee.

The Pledged Securities have been duly authorized and validly issued by the Lessee and are fully paid and non-assessable. The certificates which represent the Pledged Securities are valid and genuine and have not been altered and Pledgor is the appropriate person to endorse them. Except for this Agreement, neither Pledgor nor any Lessee is bound by any certificate of incorporation or organization, bylaw, agreement or instrument (including options, warrants, and convertible securities) which relates to the voting of; restricts the transfer of; requires Pledgor or any Lessee to issue or sell; or creates rights in any person (other than the record owner) with respect to; any securities issued by Lessee.

(e)     Security Interest. Subject to Creditor's rights under the Original Pledge Agreement, Pledgor is the sole record and beneficial owner of the Pledged Securities free and clear of all liens, encumbrances and adverse claims and Pledgor has the unrestricted right to grant the security interest provided for herein to the Creditor. Pledgor has duly endorsed and delivered to Creditor all of the certificates representing the Pledged Securities and has granted to Creditor a valid and perfected first priority security interest in the Pledged Securities, free of all liens, encumbrances, transfer restrictions and adverse claims, other than the Original Pledge Agreement. The certificates, instruments and other writings delivered by Pledgor to Creditor pursuant to this Agreement and the Original Pledge Agreement are all of the certificates, instruments and other writings representing the Pledged Collateral and all rights and interests with respect thereto. The security interest granted hereby to Creditor does now and shall at all times during the term of this Agreement continue to constitute a first and prior lien on the Pledged Collateral, subject only to the Original Pledge Agreement and such matters as may be specifically agreed to in writing by Creditor. This representation shall be deemed made with respect to each item of property that becomes Pledged Collateral after the date hereof.

(f)     Information. None of the information, documents, or financial statements which has been furnished by Pledgor or its representatives to Creditor or any of its representatives in connection with the transactions contemplated by this Agreement or the Transaction Documents contains any untrue statement of material fact or omits to state any material fact required to be stated hereby or thereby to make such statements not misleading.

(g)     Name and Address. Pledgor's principal place of business is 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

(h)     Location. Pledgor's (i) chief executive office is located in the state of Wisconsin, (ii) location (as that term is defined in Section 9.307 of the Commercial Code) is the State of Delaware (the “Debtor State”), (iii) exact legal name is as set forth in the first paragraph of this Agreement, (iv) Taxpayer Identification Number is ____________________, and (v) filing number with the Debtor State is ______________________.

 9.      Agreements. So long as this Agreement is in effect, Pledgor shall:

(a)     Maintain the Pledged Collateral free from all pledges, liens, encumbrances and security interests or other claims in favor of others, other than the security interest in favor of Creditor, and Pledgor will defend the Pledged Collateral against all claims and demands of all persons.

(b)     Comply with the requirements of all applicable state, local and federal laws necessary to grant to Creditor a valid lien upon, and a duly perfected security interest in, the Pledged Collateral in compliance with the requirements of this Agreement.

(c)     Appear in and defend any action or proceeding arising out of or connected with this Agreement, and pay all reasonable costs and expenses of Creditor (including, without limitation, reasonable attorneys' fees) in any such action or proceeding in which Creditor appears or determines to become involved.

(d)     Not, without the prior written consent of Creditor, sell, assign, encumber, pledge, hypothecate, transfer or otherwise dispose of the Pledged Collateral or any part thereof or any interest therein.

(e)     Provide Creditor, and Creditor's agents and attorneys, reasonable access to the books and records of Pledgor for inspection purposes and permit Creditor and Creditor's agents and attorneys to make copies hereof.

(f)     Notify the Creditor at least ninety (90) days before Pledgor changes its name or the address of its principal place of business.

 10.       Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:

(a)      If the Pledgor or the Lessee fails to pay or perform, as the case may be, any of the Secured Obligations when the same become due and payable or performable, as the case may be; or

(b)     If an Event of Default occurs under a Transaction Document or any lease, security agreement, or other agreement between Creditor and Pledgor or Lessee; or

(c)     If any representation or warranty made by Pledgor in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made; or

(d)     Following the pendency of the Case, if Pledgor at any time while the Guaranty remains in effect:

(i)      makes an assignment for the benefit of, or enters into any composition or arrangement with, creditors; or

(iv)     generally does not pay its debts as such debts become due; or

(v)     onceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

 (e)     Following the pendency of the Case and at any time while the Guaranty remains in effect, the filing of a petition by or against Pledgor seeking relief under the Federal Bankruptcy Code, 11 U.S.C. sec. 101, et seq., and any amendments thereto, or any similar law or regulation, whether federal, state or local, not dismissed within 90 days.

(f)     Following the pendency of the Case and at any time while the Guaranty remains in effect, the commencement of a proceeding by or against Pledgor under any statute or other law providing for an assignment for the benefit of creditors, the appointment of a receiver, or any other similar law or regulation, whether federal, state or local, not dismissed within 90 days.

(g)     Following the pendency of the Case and at any time while the Guaranty remains in effect, the garnishment, attachment, levy or other similar action taken by or on behalf of any creditor of the Pledgor, or any of its properties which could have a material adverse effect on the Pledgor and the same is not vacated or discharged within thirty (30) days thereafter (unless Pledgor is in the process of contesting such lien or attachment in good faith in accordance with Article XII of the Master Leases).

 11.       Remedies. (a) Upon and at any time after an Event of Default under this Agreement, Creditor shall, at its option and without further notice to Pledgor (except for such further notices, if any, that may be required by law) be entitled to exercise any or all rights and remedies provided hereunder or by law, including without limitation the rights and remedies of a Creditor under the Michigan Uniform Commercial Code. Any requirement under the Michigan Uniform Commercial Code or otherwise of reasonable notice shall be met if Creditor sends Pledgor notice of sale and other notices required by law at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Any sale held pursuant to the exercise of Creditor's rights hereunder may be public or private, and at such sale Creditor shall have the right, at any time and from time to time, to the extent permitted by law, to sell, assign and deliver all or any part of the Pledged Collateral, at Creditor's office or elsewhere, without demand of performance, advertisement of notice of intention to sell or of the time or place of sale or adjournment thereof or any other notice (all of which are hereby waived by Pledgor to the extent permitted by law), except such notice as is required by applicable law and cannot be waived, for cash, on credit or for other property, for immediate or future delivery, without any assumption or credit risk, and, provided that such is not in violation of applicable law, for such terms as Creditor in its absolute and uncontrolled discretion may determine. In furtherance of Creditor's rights hereunder, Creditor shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral. All amounts collected by Creditor as the result of any action taken pursuant to this section 11, and the liquidation value of any other property received as a result of such action, shall be applied by Creditor as follows:

(i)      First, to the payment of all fees and costs including, without limitation, reasonable attorneys' fees, incurred in connection with the collection of the Secured Obligations or in connection with the exercise or enforcement of Creditor's rights, powers or remedies under this Agreement.

(ii)        Second, to the payment and satisfaction of all of the Secured Obligations.

 (b)        Creditor shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Creditor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If, under the Michigan Uniform Commercial Code, the Creditor may purchase any part of the Pledged Collateral, it may, in payment of any part of the purchase price thereof cancel any part of the Secured Obligations. If any of the Pledged Collateral is sold on credit or for future delivery, it need not be retained by Creditor until the purchase price is paid and Creditor shall incur no liability if the purchaser fails to take up or pay for such collateral. In case of any such failure, such collateral may be sold again.

(c)         Pledgor shall execute and deliver to the purchasers of the Pledged Collateral all instruments and other documents necessary or proper to sell, convey, and transfer title to such Pledged Collateral and, if approval of any sale of Pledged Collateral by any governmental body or officer is required, Pledgor shall prepare or cooperate fully in the preparation of and cause to be filed with such governmental body or officer all necessary or proper applications, reports, and forms and do all other things necessary or proper to expeditiously obtain such approval.

(d)        The remedies provided in this Agreement in favor of Creditor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Creditor existing at law or in equity.

 12.       Appointment of Creditor as Agent. Pledgor hereby appoints and constitutes Creditor, its successors and assigns, as its agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action or executing any instrument that Creditor considers necessary or convenient for such purpose, including the power to endorse and deliver checks, notes and other instruments for the payment of money in the name of and on behalf of Pledgor, to endorse and deliver in the name of and on behalf of Pledgor securities certificates and execute and deliver in the name of and on behalf of Pledgor instructions to the issuers of uncertificated securities, and to execute and file in the name of and on behalf of Pledgor financing statements (which may be photocopies of this Agreement) and continuations and amendments to financing statements in the State of Alabama, Iowa or elsewhere and Forms 144 with the United States Securities and Exchange Commission. This appointment is coupled with an interest and is irrevocable and will not be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. If Pledgor fails to perform any act required by this Agreement, Creditor may perform such act in the name of and on behalf of Pledgor and at its expense which shall be chargeable to Pledgor under this Agreement. Pledgor hereby consents and agrees that the issuers of or obligors of the Pledged Collateral or any registrar or transfer agent or trustee for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of Creditor to effect any transfer pursuant to this Agreement and the authority granted to Creditor herein, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Pledgor, or any other person, to any of such issuers, obligors, registrars, transfer agents, or trustees.

13.      Impact of Regulations. Pledgor acknowledges that compliance with the Securities Act of 1933 and the rules and regulations thereunder and any relevant state securities laws and other applicable laws may impose limitations on the right of Creditor to sell or otherwise dispose of securities included in the Pledged Collateral. For this reason, Pledgor hereby authorizes Creditor to sell any securities included in the Pledged Collateral in such manner and to such persons as would, in the judgment of Creditor, help to ensure that the transfer of such securities will be given prompt and effective approval by any relevant regulatory authorities and will not require any of the securities to be registered or qualified under any applicable securities laws. Pledgor understands that a sale under the foregoing circumstances may yield a substantially lower price for such Pledged Collateral than would otherwise be obtainable if the same were registered and sold in the open market, and Pledgor shall not attempt to hold Creditor responsible for selling any of the Pledged Collateral at an inadequate price even if Creditor accepts the first offer received or if only one possible purchaser appears or bids at any such sale. If Creditor shall sell any securities included in the Pledged Collateral at such sale, Creditor shall have the right to rely upon the advice and opinion of any qualified appraiser or investment banker as to the commercially reasonable price obtainable on the sale thereof but shall not be obligated to obtain such advice or opinion. Pledgor hereby assigns to Creditor any registration rights or similar rights Pledgor may have from time to time with respect to any of the Pledged Collateral.

14.      Expenses. Pledgor will forthwith upon demand pay to Creditor:

(i)      the amount of any taxes which Creditor may have been required to pay by reason of holding the Pledged Collateral or to free any of the Pledged Collateral from any lien encumbrance or adverse claim thereon, and

(ii)      the amount of any and all reasonable out-of-pocket expenses, including the fees and disbursements of counsel and of any brokers, investment brokers, appraisers or other experts, that Creditor may incur in connection with (A) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Pledged Collateral and the validity, perfection, rank and value of Creditor's security interest therein, (B) the collection, sale or other disposition of any of the Pledged Collateral, (C) the exercise by Creditor of any of the rights conferred upon it hereunder, or (D) any action or proceeding to enforce its rights under this Agreement or in pursuit of any non-judicial remedy hereunder including the sale of the Pledged Collateral.

Any such amount not paid on demand shall bear interest (computed on the basis of the number of days elapsed over a year of three hundred sixty-five (365) days) at a rate per annum equal to 10.375%.

15.       Indemnity. The Pledgor shall indemnify the Creditor and its directors, officers, employees, agents and attorneys against, and hold them harmless from, any liability, cost or expense, including the fees and disbursements of their legal counsel, incurred by any of them under the corporate or securities laws applicable to holding or selling any of the Pledged Collateral, except for liability, cost or expense arising out of the recklessness or willful misconduct of the indemnified parties.

16.       Performance by Creditor. If Pledgor fails to duly and punctually perform, observe or comply with any condition, term or covenant contained in this Agreement, Creditor, without notice to or demand upon Pledgor and without waiving or releasing any of the Secured Obligations, may at any time thereafter perform such condition, term or covenant for the account and at the expense of Pledgor. All sums paid or advanced in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection therewith shall be paid by Pledgor to Creditor on demand, and shall constitute and become a part of the Secured Obligations and Pledgor agrees to reimburse Creditor for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Creditor pursuant to this Agreement.

17.      Waivers. Pledgor hereby waives presentment, demand, protest, notice of any default under the Transaction Documents, unless such notice is specifically required by the Transaction Document, if any, pursuant to which such notice is required to be given to the Pledgor. Neither the failure of nor any delay by any party to this Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder. No action taken pursuant to this Agreement on one or more occasions is a waiver of any right hereunder or constitutes a course of dealing that modifies this Agreement. No waiver of any right or remedy under this Agreement shall be binding on any party unless it is in writing and is signed by the party to be charged. No such waiver of any right or remedy under any term of this Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

18.       Entire Agreement. This Agreement, the schedules and exhibits hereto, the Transaction Documents and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

19. Amendments. No amendment, modification or termination of this Agreement shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

20. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

21. Successors. The terms of this Agreement shall be binding upon the Pledgor, its heirs and personal representatives, and shall inure to the benefit of Creditor, its corporate successors and any holder, owner or assignee of any rights in a Transaction Document and will be enforceable by them as their interest may appear.

22. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

23. Saturdays, Sundays and Holidays. Where this Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

24. Joint Preparation. This Agreement shall be deemed to have been prepared jointly by the parties hereto. Any ambiguity herein shall not be interpreted against any party hereto and shall be interpreted as if each of the parties hereto had prepared this Agreement.

25. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

26. Notices. All notices, demands or requests required or permitted to be given to either party hereto shall be in writing and shall be deemed given if delivered personally, sent by reputable overnight courier, with acknowledgment of receipt requested, or mailed by registered, overnight or certified mail, with full postage paid thereon, return receipt requested (such notice to be effective on the date such receipt is acknowledged), as follows:

To Pledgors:
Alterra Healthcare Corporation
10000 Innovation Drive
Milwaukee, Wisconsin 53226
Attention: Ms. Kristin Ferge
Telephone No.: (___) _________
Facsimile No.: (___) __________
 With copy to (which shall
not constitute notice):
Rogers & Hardin
2700 International Tower
229 Peachtree Street, N.W.
Atlanta, Georgia 30303
Attn: Miriam Dent
Telephone No.: (404) 522-4700
Facsimile No.: (404) 525-224
 To Creditor:
Omega Healthcare Investors, Inc.
9690 Deerco Road, Suite 100
Timonium, Maryland 21093
Attn: Daniel J. Booth
Telephone No.: 410/427-1700
Facsimile No.: 410/427-8800
 With copy to (which shall
not constitute notice): Myers Nelson Dillon & Shierk
125 Ottawa Ave., NW, Suite 370
Grand Rapids, Michigan 49503
Attn: Mark Derwent
Telephone No.: (616) 233-9640
Facsimile No.: (616) 233-9642
 or to such place and with such other copies as Pledgor or Creditor may designate for itself by written notice to the other.

27. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

28. Choice of Law; Jurisdiction, Venue, Service of Process. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of Michigan. The validity, terms, performance and enforcement of this Agreement shall be governed by those laws of the State of Michigan which are applicable to agreements which are negotiated, executed, delivered and performed solely in the State of Michigan. Effective following the pendency of the Case, the State and Federal District Courts located in the County of Kent, State of Michigan shall have exclusive jurisdiction and venue of any action or proceeding arising out of or related to the negotiation, execution, delivery, performance, breach or enforcement of this Agreement or any other agreement, document or instrument negotiated, executed, delivered, entered into or performed in connection with this

Agreement or any of the transactions contemplated hereby or thereby; any waiver, modification, amendment or termination hereof or thereof or any action taken or omission made by the Pledgor or the Creditor or any of their respective directors, officers, employees, agents or attorneys in connection with the payment, performance, exercise or enforcement of any right, duty or obligation created or implied hereby or thereby or arising hereunder or thereunder; regardless of whether any claim, counterclaim or defense in any such action, suit or proceeding is characterized as arising out of fraud, negligence, recklessness, intentional misconduct, a breach of contract or fiduciary duty, or violation of a statute, law, ordinance, rule or regulation. Effective following the pendency of the Case, the parties hereto hereby irrevocably consent to the personal jurisdiction of such courts, to such venue and to the service of process in the manner provided for the giving of notices in this Agreement. The parties hereto hereby waive all objections to such jurisdiction and venue including those which might be based upon inconvenience or the nature of the forum.

29. Waiver of Jury Trial. The Pledgor hereby voluntarily, knowingly, irrevocably and unconditionally waives and relinquishes its Right to Trial by Jury under the Constitution of the United States of America or of the State of Michigan or any other constitution, statute or law in any civil legal action, suit or proceeding arising out of or related to the negotiation, execution, delivery, performance, breach or enforcement of this Agreement or any other agreement, document or instrument negotiated, executed, delivered, entered into or performed in connection with this Agreement or any of the transactions contemplated hereby or thereby; any waiver, modification, amendment or termination hereof or thereof or any action taken or omission made by the Pledgor or the Creditor or any of their respective directors, officers, employees, agents or attorneys in connection with the payment, performance, exercise or enforcement of any right, duty or obligation created or implied hereby or thereby or arising hereunder or thereunder; regardless of whether any claim, counterclaim or defense in any such action, suit or proceeding is characterized as arising out of fraud, negligence, recklessness, intentional misconduct, a breach of contract or fiduciary duty, or violation of a statute, law, ordinance, rule or regulation.

Signatures on following page.

Signature page to Pledge Agreement
      IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the date first above stated.
CREDITOR:
OMEGA HEALTHCARE INVESTORS,
INC., a Maryland corporation, for itself and
as collateral agent for Omega (Kansas), Inc.
 July __, 2003
By:         /s/ Daniel J. Booth
Name:        Daniel J. Booth
Chief Operating Officer

 PLEDGOR:
ALTERRA HEALTHCARE
CORPORATION, a Delaware corporation

July __, 2003
By:         /s/ Kristin A. Ferge
Name:        Kristin A. Ferge
Its:        Vice President of Finance

 STATE OF MARYLAND               )
                                                        ) ss:
COUNTY OF BALTIMORE         )

      The foregoing instrument was acknowledged before me on July 2, 2003, by Daniel J. Booth who is the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, on behalf of the corporation, who acknowledged the same to be his/her free act and deed and the free act and deed of the corporation.

/s/ Judith Jacobs
Notary Public, Baltimore County, Maryland
My commission expires: 5/15/2004

 STATE OF WISCONSIN       )
                                                ) ss:
COUNTY OF MILWAUKEE)

The foregoing instrument was acknowledged before me on July 2, 2003, by Kristin A. Ferge who is Vice President of Finance of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his free act and deed and the free act and deed of the corporation.

/s/ Patricia C. Sauer
Notary Public Milwaukee County, Wisconsin
My commission expires: 2/6/2005

EXHIBIT A
ASSIGNMENT IN BLANK
AHC PROPERTIES, INC.

     For value received, ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (“Assignor”), sells, assigns and transfers to ______________________________________ (“Assignee”), __________ shares of Common Stock in AHC Properties, Inc., a Delaware corporation (the “Company”), represented by certificate no. ___________ dated ________________ (the “Shares”), and further irrevocably appoints OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, as attorney in fact to transfer the Shares on the books of the Company, with full power of substitution and re-substitution (which power shall survive the dissolution of Assignor).
ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation
 July __, 2003 By:         ______________________________
Name:        ______________________________
Its:        ______________________________

 STATE OF WISCONSIN       )
                                                ) ss:
COUNTY OF MILWAUKEE)

The foregoing instrument was acknowledged before me on ___________, 2003, by _____________________________ who is ________________________ of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his free act and deed and the free act and deed of the corporation.

___________________________________
Notary Public, _______ County, Wisconsin
My commission expires:_______________

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